The words "First Investors" in a box across the top of the page.


FIRST INVESTORS
SPECIAL BOND FUND, INC.


ANNUAL REPORT
DECEMBER 31, 2000


First Investors Logo

The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK" under the First Investors logo.




Portfolio Manager's Letter
FIRST INVESTORS SPECIAL BOND FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Special Bond Fund, Inc. for the fiscal year ended December 31, 2000.* In a very challenging environment, the Fund performed well on a relative basis, outpacing most of the funds in its peer group. During the period, the Fund's return on a net asset value basis was -6.6%, compared to a return of -8.4% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of $1.20 per share.

The primary factors that drove the Fund's performance during the year were an increase in the number of defaults among high yield issuers and a decline in investor demand for high yield bonds.

The past twelve months have been difficult for the high yield bond market, and it underperformed all other domestic fixed income classes. Macro-issues, such as concerns about an economic slowdown and inflationary pressures, as well as sector-specific factors, such as an increase in the default rate and outflows from mutual funds, combined to cause a deterioration in the dynamics of the high yield bond market.

The yield spread between Treasury securities and high yield bonds widened considerably throughout the year, and liquidity in the marketplace declined as broker-dealers became increasingly unwilling to hold inventories of -- or make bids for -- the bonds they had underwritten. Issuance of new bonds slowed considerably, as total new issuance for 2000 was less than half of 1999's figure. In part because of the difficulty in raising additional debt or equity capital, there was a marked increase in the number of issuers forced to default on their bonds. Also, high yield mutual funds saw steady outflows as a result of the pessimistic environment. Investors shunned risk and gravitated toward investments of higher credit quality, such as Treasury securities. These outflows compounded problems by forcing mutual funds to sell their bonds into a tough market.

A number of factors aided the Fund's performance during the reporting period. Because of the prevailing investor sentiment, the Fund's upper tier issues (bonds at the higher end of the speculative bond ratings scale) performed better than lower tier issues by a wide margin. Rising oil prices led to good performance of holdings in the energy sector. In addition, some traditionally defensive sectors, such as cable providers, also performed well.

The Fund had several holdings with disappointing performance, including bonds in the steel and theater exhibitor sectors. Some firms in the telecommunications sector were also hard hit, particularly "wireline" companies or CLECs (Competitive Local Exchange Carriers) and DSL providers.

As we entered the new year, the high yield bond market got off to a strong start. Notwithstanding recent market conditions, we believe that values exist in the high yield marketplace. For long-term investors, high yield holdings may be a suitable element in a well-diversified portfolio. We look forward to an event, such as a brief and mild slowing of economic growth and continued easing of interest rates, which may further help the high yield market. As always, the Fund will remain vigilant in its research, focusing on stable and improving credits, seeking to avoid defaults, while continuing to pursue value in the high yield marketplace.




Portfolio Manager's Letter (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.** First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock, bond and money market portfolios. Third, we encourage our clients to follow a regular investment plan. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ NANCY W. JONES

Nancy W. Jones
Vice President
  and Portfolio Manager

January 31, 2001

 * The Fund is only available through the purchase of variable annuity contracts issued by First Investors Life Insurance Company. The annual report does not reflect the additional expenses and charges that are applicable to variable annuity contracts.

** There are a variety of risks associated with investing in all variable annuity subaccounts. For the bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your subaccounts.




Cumulative Performance Information
FIRST INVESTORS SPECIAL BOND FUND

Comparison of change in value of $10,000 investment in the First
Investors Special Bond Fund, Inc. and the CS First Boston High Yield
Index.

         SPECIAL BOND   FIRST BOSTON
                 FUND          INDEX
Dec-90         10,000         10,000
Dec-91         13,429         14,375
Dec-92         15,384         16,770
Dec-93         18,192         19,941
Dec-94         17,994         19,748
Dec-95         21,729         23,180
Dec-96         24,575         26,059
Dec-97         27,264         29,350
Dec-98         27,617         29,520
Dec-99         29,340         30,187
Dec-00         27,412         28,319

                    Average Annual Total Return*
One Year                      (6.57%)
Five Years                     4.76%
Ten Years                     10.61%
S.E.C. 30-Day Yield           10.91%

The graph compares a $10,000 investment in the First Investors Special Bond Fund, Inc. beginning 12/31/90 with a theoretical investment in the CS First Boston High Yield Index. The CS First Boston High Yield Index is designed to measure the performance of the high yield bond market. As of 12/31/00, the Index consisted of 1,366 different issues, most of which are cash pay, but also included in the Index are zero-coupon bonds, step bonds, payment-in-kind bonds and bonds which are in default. As of 12/31/00, approximately 1.9% of the market value of the Index was in default. The bonds included in the Index have an average life of 6.8 years, an average maturity of 7.1 years, an average duration of 4.4 years and an average coupon of 9.98%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and accompanying table it has been assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the period ended 12/31/00. The returns shown do not reflect any sales charges, since the Fund sells it shares solely to First Investors Life Variable Annuity Fund A at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. CS First Boston High Yield Index figures from from CS First Boston Corporation and all other figures from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2000
-------------------------------------------------------------------------------------------------------
                                                                                                Amount
                                                                                              Invested
                                                                                              For Each
Principal                                                                                   $10,000 of
   Amount    Security                                                          Value        Net Assets
-------------------------------------------------------------------------------------------------------
             CORPORATE BONDS--84.9%
             Aerospace/Defense--1.9%
$    500M    L-3 Communications Corp., 8%, 2008                            $  461,250           $  191
-------------------------------------------------------------------------------------------------------
             Automotive--4.3%
     575M    Cambridge Industries, Inc., 10 1/4%, 2007**                      117,875               49
     500M    Collins & Aikman Products Co., 11 1/2%, 2006                     385,000              160
     600M    Exide Corp., 10%, 2005                                           450,000              186
     500M    Special Devices, Inc., 11 3/8%, 2008                             100,000               41
-------------------------------------------------------------------------------------------------------
                                                                            1,052,875              436
-------------------------------------------------------------------------------------------------------
             Chemicals--5.6%
     800M    Huntsman Polymers Corp., 11 3/4%, 2004                           620,000              257
     325M    Hydrochem Industrial Services, Inc., 10 3/8%, 2007               245,375              102
     500M    Polymer Group, Inc., 9%, 2007                                    335,000              139
     175M    Tekni-Plex, Inc., 12 3/4%, 2010                                  140,875               58
-------------------------------------------------------------------------------------------------------
                                                                            1,341,250              556
-------------------------------------------------------------------------------------------------------
             Consumer Products--5.1%
     700M    AKI, Inc., 10 1/2%, 2008                                         542,500              225
     555M    Hines Horticulture, Inc., 11 3/4%, 2005                          435,675              180
     350M    Mail-Well I Corp., 8 3/4%, 2008                                  246,750              102
-------------------------------------------------------------------------------------------------------
                                                                            1,224,925              507
-------------------------------------------------------------------------------------------------------
             Durable Goods Manufacturing--2.0%
     600M    Columbus McKinnon Corp., 8 1/2%, 2008                            477,000              198
-------------------------------------------------------------------------------------------------------
             Energy--1.3%
     300M    Compagnie Generale de Geophysique, 10 5/8%, 2007+                309,000              128
-------------------------------------------------------------------------------------------------------
             Entertainment/Leisure--.7%
     460M    Carmike Cinemas, Inc., 9 3/8%, 2009 **                           121,900               50
     180M    Loews Cineplex Entertainment Corp., 8 7/8%, 2008 **               27,900               12
     180M    Outboard Marine Corp., 10 3/4%, 2008 **                           22,500                9
-------------------------------------------------------------------------------------------------------
                                                                              172,300               71
-------------------------------------------------------------------------------------------------------
             Food/Beverage/Tobacco--2.0%
     500M    Canandaigua Brands, Inc., 8 1/2%, 2009                           492,500              204
-------------------------------------------------------------------------------------------------------
             Gaming/Lodging--5.2%
     550M    Hollywood Park, Inc., 9 1/4%, 2007                               551,375              228
     450M    Isle of Capri Casinos, 8 3/4%, 2009                              400,500              166
     300M    Park Place Entertainment Corp., 9 3/8%, 2007                     310,500              129
-------------------------------------------------------------------------------------------------------
                                                                            1,262,375              523
-------------------------------------------------------------------------------------------------------
             Healthcare--5.0%
     300M    CONMED Corp., 9%, 2008                                           241,125              100
     400M    Fisher Scientific International, Inc., 9%, 2008                  374,000              155
     300M    Integrated Health Services, Inc., 9 1/2%, 2007**                   3,750                1
     350M    Leiner Health Products, Inc., 9 5/8%, 2007                        71,750               30
     500M    Tenet Healthcare Corp., 8 5/8%, 2007                             513,750              213
-------------------------------------------------------------------------------------------------------
                                                                            1,204,375              499
-------------------------------------------------------------------------------------------------------
             Information Technology/Office Equipment--1.6%
     300M    Exodus Communications, Inc., 10 3/4%, 2009                       261,000              108
      80M    Exodus Communications, Inc., 11 5/8%, 2010+                       74,400               31
     200M    Rhythms NetConnections, Inc., 12 3/4%, 2009                       51,000               21
-------------------------------------------------------------------------------------------------------
                                                                              386,400              160
-------------------------------------------------------------------------------------------------------
             Media (Cable TV/Broadcasting)--10.7%
     500M    Charter Comunications Holdings LLC/Capital Corp., 10%, 2009      488,750              202
     500M    Mediacom LLC/Capital Corp., 8 1/2%, 2008                         462,500              192
     300M    NTL Communications Corp., 11 1/2%, 2008                          265,125              110
     550M    Rogers Communications, Inc., 9 1/8%, 2006                        558,938              231
     300M    Sinclair Broadcast Group, Inc., 10%, 2005                        288,750              120
     500M    Star Choice Communications, Inc., 13%, 2005                      528,125              219
-------------------------------------------------------------------------------------------------------
                                                                            2,592,188            1,074
-------------------------------------------------------------------------------------------------------
             Media (Other)--1.8%
     500M    Garden State Newspapers, Inc., 8 5/8%, 2011                      437,500              181
-------------------------------------------------------------------------------------------------------
             Mining/Metals--3.2%
     600M    Commonwealth Aluminum Corp., 10 3/4%, 2006                       549,000              228
     350M    Euramax International PLC, 11 1/4%, 2006                         227,500               94
-------------------------------------------------------------------------------------------------------
                                                                              776,500              322
-------------------------------------------------------------------------------------------------------




Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2000
-------------------------------------------------------------------------------------------------------
Principal                                                                                       Amount
Amount,                                                                                       Invested
Shares                                                                                        For Each
or                                                                                          $10,000 of
Warrants     Security                                                          Value        Net Assets
-------------------------------------------------------------------------------------------------------
             Miscellaneous--6.4%
$    500M    Iron Mountain, Inc., 10 1/8%, 2006                            $  507,500           $  210
     500M    Kindercare Learning Centers, Inc., 9 1/2%, 2009                  452,500              188
     600M    Loomis Fargo & Co., 10%, 2004                                    573,000              237
-------------------------------------------------------------------------------------------------------
                                                                            1,533,000              635
-------------------------------------------------------------------------------------------------------
             Paper/Forest Products--5.7%
     500M    Container Corp., 11 1/4%, 2004                                   505,000              209
     500M    Packaging Corporation of America, 9 5/8%, 2009                   518,125              215
     350M    Riverwood International Corp., 10 1/4%, 2006                     348,250              144
-------------------------------------------------------------------------------------------------------
                                                                            1,371,375              568
-------------------------------------------------------------------------------------------------------
             Real Estate/Construction--.9%
     600M    Cathay International, Ltd., 13%, 2008+                           219,000               91
-------------------------------------------------------------------------------------------------------
             Telecommunications--17.5%
     250M    GT Group Telecom, Inc., 0%-13 1/4%, 2010                          80,000               33
     600M    ICG Services, Inc., 0%-10%, 2008 **                               63,000               26
     500M    Level 3 Communications, Inc., 9 1/8%, 2008                       401,875              167
     500M    McCaw International, Ltd., 0%-13%, 2007                          310,000              129
     750M    Netia Holdings BV, 0%-11 1/4%, 2007                              453,750              188
     450M    Nextel Communications, Inc., 0%-9.95%, 2008                      326,250              135
     500M    Powertel, Inc., 0%-12%, 2006                                     502,500              208
     700M    Qwest Communications International, Inc., 0%-9.47%, 2007         610,750              253
     500M    RCN Corp., 0%-11%, 2008                                          162,500               67
     300M    Triton Communications LLC, 0%-11%, 2008                          237,000               98
     500M    Viatel, Inc., 0%-12 1/2%, 2008                                    78,750               33
     450M    Williams Communications Group, Inc., 11 7/8%, 2010               348,750              144
     500M    World Access, Inc., 13 1/4%, 2008                                345,000              143
     400M    XO Communications, Inc., 9%, 2008                                310,000              129
-------------------------------------------------------------------------------------------------------
                                                                            4,230,125            1,753
-------------------------------------------------------------------------------------------------------
             Transportation--2.4%
     600M    Eletson Holdings, Inc., 9 1/4%,  2003                            582,000              241
-------------------------------------------------------------------------------------------------------
             Waste Management--1.6%
     400M    Allied Waste NA, Inc., 10%, 2009                                 378,000              157
-------------------------------------------------------------------------------------------------------
             Total Value of Corporate Bonds (cost $26,545,386)             20,503,938            8,495
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS--1.2%
             Media (Cable TV/Broadcasting)--.3%
   3,779   * Echostar Communications Corp. - Class "A"                         85,972               35
-------------------------------------------------------------------------------------------------------
             Media (Other)--.8%
   1,500   * MediaNews Group, Inc. - Class "A"                                187,500               78
-------------------------------------------------------------------------------------------------------
             Telecommunications--.1%
   2,037   * Viatel, Inc.                                                       7,575                3
   1,571   * World Access, Inc.                                                 3,780                2
-------------------------------------------------------------------------------------------------------
                                                                               11,355                5
-------------------------------------------------------------------------------------------------------
             Total Value of Common Stocks (cost $79,443)                      284,827              118
-------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS--.8%
             Durable Goods Manufacturing
     277     Day International Group, Inc., 12 1/4%, PIK (cost $263,154)      192,342               80
-------------------------------------------------------------------------------------------------------
             WARRANTS--.2%
             Media (Cable TV/Broadcasting)--.1%
  11,580   * Star Choice Communications, Inc. (expiring 12/15/05)+             30,398               13
-------------------------------------------------------------------------------------------------------
             Telecommunications--.1%
     250   * GT Group Telecom, Inc. (expiring 2/1/10)+                         10,000                4
   1,100   * McCaw International, Ltd. (expiring 4/15/07)+                      2,750                1
-------------------------------------------------------------------------------------------------------
                                                                               12,750                5
-------------------------------------------------------------------------------------------------------
             Total Value of Warrants (cost $22,586)                            43,148               18
-------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS--4.5%
$  1,000M    U.S. Treasury Notes, 7%, 2006 (cost $1,087,969)                1,089,015              451
-------------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--4.9%
     750M    Abbott Laboratories, 6.55%, 1/3/2001                             749,727              311
     425M    Florida Power & Light Co., 6.63%, 1/8/2001                       424,452              176
-------------------------------------------------------------------------------------------------------
             Total Value of Short-Term Corporate Notes (cost $1,174,179)    1,174,179              487
-------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $29,172,717)                96.5%         23,287,449            9,649
Other Assets, Less Liabilities                                3.5             847,904              351
-------------------------------------------------------------------------------------------------------
Net Assets                                                  100.0%        $24,135,353          $10,000
=======================================================================================================

 + See Note 5
 * Non-income producing
** Security is in default and currently not paying interest

See notes to financial statements





Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 2000
------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $29,172,717) (Note 1A)                $23,287,449
Cash                                                                                           235,814
Interest receivable                                                                            638,682
Other assets                                                                                     4,373
                                                                                          ------------
Total Assets                                                                                24,166,318
                                                                                          ------------

Liabilities
Accrued expenses                                                                                15,964
Accrued advisory fee                                                                            15,001
                                                                                          ------------
Total Liabilities                                                                               30,965
                                                                                          ------------
Net Assets                                                                                 $24,135,353
                                                                                          ============

Net Assets Consist of:
Capital paid in                                                                            $31,571,150
Undistributed net investment income                                                             91,190
Accumulated net realized loss on investment transactions                                    (1,641,719)
Net unrealized depreciation in value of investments                                         (5,885,268)
                                                                                          ------------
Total                                                                                      $24,135,353
                                                                                          ============

Net Asset Value, Offering Price and Redemption Price Per Share
($24,135,353 divided by 2,548,821 shares outstanding),
25,000,000 shares authorized, $1.00 par value (Note 2)                                           $9.47
                                                                                                 =====

See notes to financial statements





Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Year Ended December 31, 2000
------------------------------------------------------------------------------------------------------
Investment Income

Income:
  Interest                                                                  $2,921,427
  Dividends (Note 1E)                                                           23,531
                                                                           -----------
Total income                                                                                $2,944,958

Expenses (Notes 1 and 4):
  Advisory fee                                                                 201,162
  Professional fees                                                             23,626
  Custodian fees                                                                 5,625
  Other expenses                                                                 8,406
                                                                           -----------
Total expenses                                                                 238,819
Less - Custodian fees paid indirectly                                           (5,252)
                                                                           -----------
Net expenses                                                                                   233,567
                                                                                           -----------
Net investment income                                                                        2,711,391

Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized loss on investments                                              (463,320)
Net unrealized depreciation of investments                                  (4,025,646)
                                                                           -----------
Net loss on investments                                                                     (4,488,966)
                                                                                           -----------
Net Decrease in Net Assets Resulting from Operations                                       ($1,777,575)
                                                                                           ===========

See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.
------------------------------------------------------------------------------------------------------

Year Ended December 31,                                                     2000              1999
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                  $   2,711,391     $   2,889,551
Net realized loss on investments                                            (463,320)         (636,995)
Net unrealized depreciation of investments                                (4,025,646)         (382,313)
                                                                       -------------     -------------

Net increase (decrease) in net assets resulting from operations           (1,777,575)        1,870,243
                                                                       -------------     -------------

Dividends to Shareholders
Net investment income                                                     (3,046,992)       (3,168,155)
                                                                       -------------     -------------

Capital Share Transactions *
Proceeds from shares sold                                                    153,285           291,841
Reinvestment of dividends                                                  3,046,992         3,168,155
Cost of shares redeemed                                                   (4,434,677)       (4,227,420)
                                                                       -------------     -------------

Net decrease in net assets resulting from share transactions              (1,234,400)         (767,424)
                                                                       -------------     -------------

Net decrease in net assets                                                (6,058,967)       (2,065,336)
                                                                       -------------     -------------

Net Assets
Beginning of year                                                         30,194,320        32,259,656
                                                                       -------------     -------------

End of year (including undistributed net investment income of
  $91,190 and $426,791, respectively)                                  $  24,135,353     $  30,194,320
                                                                       =============     =============

* Capital Shares Issued and Redeemed
  Sold                                                                        14,520            25,008
  Issued for dividends reinvested                                            295,805           274,660
  Redeemed                                                                  (416,792)        (363,899)
                                                                       -------------     -------------
  Net decrease in capital shares                                            (106,467)         (64,231)
                                                                       =============     =============

See notes to financial statements





Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued on the amortized cost method which approximates market value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 2000, the Fund had capital loss carryovers of $1,544,252, of which $287,903 expires in 2003, $253,501 in 2004, $636,995 in 2007 and $365,853 in 2008.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on the preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. For the year ended December 31, 2000, the fund recognized $23,531 from these taxable "payment in kind" distributions. Interest income and estimated expenses are accrued daily. For the year ended December 31, 2000, the Fund's custodian has provided credits in the amount of $5,252 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock -- Shares of the Fund are sold only through the purchase of First Investors Life Variable Annuity Fund A contracts issued by First Investors Life Insurance Company.

3. Security Transactions -- For the year ended December 31, 2000, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated
$9,336,580 and $10,788,146, respectively.

At December 31, 2000, the cost of investments for federal income tax purposes was $29,172,717. Accumulated net unrealized depreciation on investments was $5,885,268, consisting of $396,610 gross unrealized appreciation and $6,281,878 gross unrealized depreciation.




Notes to Financial Statements (continued)
FIRST INVESTORS SPECIAL BOND FUND, INC.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act are remunerated by the Fund. For the year ended December 31, 2000, total directors fees accrued by the Fund amounted to $3,000.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

5. Rule 144A Securities -- Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 2000, the Fund held six 144A securities with an aggregate value of $645,548 representing 2.7% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk -- The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher- rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.




Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, as of December 31, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of December 31, 2000 and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
February 2, 2001




Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                           -----------------------------------------------------
                                                             Year Ended December 31
                                           -----------------------------------------------------
                                             2000        1999       1998       1997       1996
                                           --------   --------   ---------   --------   --------
Per Share Data
--------------
Net Asset Value, Beginning of Year           $11.37     $11.86      $12.89     $12.75     $12.23
                                           --------   --------   ---------   --------   --------

Income from Investment Operations
 Net investment income                         1.08       1.10        1.12       1.11       1.17
 Net realized and unrealized
  gain (loss) on investments                  (1.78)      (.39)       (.95)       .23        .37
                                           --------   --------   ---------   --------   --------

   Total from Investment Operations            (.70)       .71         .17       1.34       1.54
                                           --------   --------   ---------   --------   --------

Less Distributions from
 Net Investment Income                         1.20       1.20        1.20       1.20       1.02
                                           --------   --------   ---------   --------   --------

Net Asset Value, End of Year                 $ 9.47     $11.37      $11.86     $12.89     $12.75
                                           ========   ========   =========   ========   ========

Total Return(%)+                              (6.57)      6.24        1.29      10.94      13.10
----------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Year (in thousands)      $24,135    $30,194     $32,260    $36,082    $36,948

Ratio to Average Net Assets:(%)
 Expenses                                       .89        .87         .89        .86        .86
 Net investment income                        10.09       9.38        8.93       8.60       9.31

Portfolio Turnover Rate(%)                       37         32          65         53         29

+ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

See notes to financial statements





FIRST INVESTORS SPECIAL BOND FUND, INC.

Trustees
------------------------------
James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert T. Wentworth


Officers
------------------------------
Glenn O. Head
President

Nancy W. Jones
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


Shareholder Information
------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103


It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.